UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2016

PDL BioPharma, Inc.

(Exact name of Company as specified in its charter)

000-19756
(Commission File Number)

Delaware	94-3023969
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

932 Southwood Boulevard
Incline Village, Nevada 89451
(Address of principal executive offices, with zip code)

(775) 832-8500
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Investment and Stockholders’ Rights Agreement

On July 1, 2016, PDL BioPharma, Inc. (the “Company”) entered into an Investment and Stockholders’ Agreement by and among Noden Pharma DAC, a newly‑formed, majority-owned subsidiary of the Company organized under the laws of Ireland (“Noden”), the Company and certain members of Noden management (the “Stockholders’ Agreement”). The Stockholders’ Agreement was entered into in connection with the Asset Purchase Agreement, dated as of May 24, 2016, by and between Novartis AG, a company organized under the laws of Switzerland (“NAG”), Novartis Pharma AG, a company organized under the laws of Switzerland (“NPAG”), Speedel Holding AG, a company organized under the laws of Switzerland (“Speedel”) (NAG, NPAG and Speedel collectively referred to as “Novartis”) and Noden (the “Purchase Agreement”) by which Noden is acquiring exclusive worldwide rights to manufacture, market, and sell the branded prescription medicine product sold under the name Tekturna® and Tekturna HCT® in the United States and Rasilez® and Rasilez HCT® in the rest of the world, and certain related assets and liabilities (the “Acquisition”).

Pursuant to arrangements in connection with the Stockholders’ Agreement, the Company has made or will make the following equity contributions to Noden and an affiliate: $75 million to fund working capital and a portion of the consideration for the Acquisition (the “Closing Payment”) and an additional $32 million (and up to $89 million if Noden is unable to obtain debt financing) on July 1, 2017 (the “Anniversary Payment”). The remaining consideration due and payable under the Purchase Agreement at closing was funded to Noden by PDL in the form of a loan, which the Company expects to be repaid once Noden has secured debt financing from a third party. PDL has committed to make equity contributions to fund a portion of certain milestone payments under the Purchase Agreement as disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2016 (the “Milestone Payments” and, together with the Closing Payment and the Anniversary Payment, the “Contributions”). In exchange for such Contributions, the Company was issued and will be issued preferred shares (the “Preferred Shares”), and for a separate contribution, Elie Farah, chief executive officer of Noden (the “Minority Stockholder”), was issued Preferred Shares. In addition, the Company was issued ordinary shares of Noden that will ultimately result in the Company holding an 88% ordinary share equity interest in Noden.

The Stockholders’ Agreement also contains agreements among the parties with respect to: certain Noden governance matters (including the election of Noden directors and matters requiring approval of directors appointed by the Company); restrictions on the issuance or transfer of shares (including Noden’s and the Company’s right of first refusal and tag-along and drag-along rights); customary piggyback registration rights of the Company and the Minority Stockholder with respect to equity securities of Noden in the event of a future registered public offering of equity securities of Noden; Noden’s right to repurchase shares held by the Minority Stockholder and other employees party to the Stockholders’ Agreement in certain circumstances upon termination of employment; rights to distributions upon a merger or other such transaction involving a change of control; and certain customary indemnification and contribution provisions.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 1, 2016, Noden completed its previously announced Acquisition pursuant to the Purchase Agreement. On the closing of the Acquisition, pursuant to the terms of the Purchase Agreement, Noden paid to Novartis $110 million in cash. Pursuant to the Purchase Agreement, Noden is obligated to make further cash payments to Novartis as consideration for the Acquisition: $89 million payable on the first anniversary of the Closing and up to $95 million if the Milestone Payments become due and payable. In connection with the Purchase Agreement, a letter of credit was issued for the account of Noden in favor of Novartis in the amount of $75 million and the Company issued a guarantee for up to $14 million to secure payment of the $89 million anniversary payment, a substantial portion of which is expected to be funded by a debt facility at Noden.

Item 7.01. Regulation FD Disclosure.
On July 6, 2016, the Company issued a press release regarding the Acquisition. A copy of the press release is furnished hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The financial statements required by this item are not being filed herewith. To the extent such information is required by this item, it will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information

The pro forma financial information required by this item is not being filed herewith. To the extent such information is required by this item, it will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release

Cautionary Statements
This filing, the press release and the Company’s statements herein and in the attached press release contain "forward-looking" statements as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations or predictions of future conditions, events or results based on various assumptions and management's estimates of trends and economic factors in the markets in which we are active, as well as our business plans. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "projects," "forecasts," "may," "should," variations of such words and similar expressions are intended to identify such forward-looking statements. The forward-looking statements may include, without limitation, statements regarding forecasted revenues or expectation of payments or revenues in respect of acquired assets, realizing the benefits of our investment in Noden Pharma DAC or financial or operational performance. The forward-looking statements are subject to risks and uncertainties, which may cause results to differ materially from those set forth in the statements. Forward-looking statements in this filing and in the attached press release should be evaluated together with the many uncertainties that affect the business of the Company and its markets, particularly those discussed in the risk factors and cautionary statements contained in the Company's annual report filed with the SEC on February 23, 2016, as well as subsequent filings. All forward-looking statements are expressly qualified in their entirety by such factors. The forward-looking statements are representative only as of the date they are made, and the Company assumes no responsibility to update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDL BIOPHARMA, INC.
(Company)

By:	/s/ John P. McLaughlin
John P. McLaughlin
President and Chief Executive Officer

Dated: July 6, 2016

Exhibit Index

Exhibit No.	Description
99.1	Press Release